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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Statement Nos. 81693, 33-9038 and 33-47600) and Registration Statement on Form S-3 (Registration Statement No. 33-50286).




ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP



Cleveland, Ohio
March 23, 1995